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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: OCTOBER 11, 2001
                Date of earliest event reported: OCTOBER 4, 2001

                            DEVON ENERGY CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



          DELAWARE                            000-30176                          73-1567067
(State or Other Jurisdiction of        (Commission File Number)               (I.R.S. Employer
Incorporation or Organization)                                             Identification Number)


20 NORTH BROADWAY, SUITE 1500
OKLAHOMA CITY, OKLAHOMA                                                             73102
(Address of Principal Executive Offices)                                          (Zip Code)
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       Registrant's telephone number, including area code: (405) 235-3611










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ITEM 5. OTHER EVENTS

         On October 4, 2001, the Rights Agreement dated as of August 17, 1999, by and between Devon Energy Corporation and Fleet National Bank (f/k/a/
BankBoston, N.A.) as Rights Agent was amended pursuant to Section 27 of the Rights Agreement.

         On October 5, 2001, Devon Energy Corporation ("Devon"), Devon NewCo
Corporation, a wholly owned subsidiary of Devon ("NewCo"), and Mitchell Energy &
Development Corp. ("Mitchell") fully executed an amended and restated Merger
Agreement originally entered into on August 13, 2001.

         On October 5, 2001, Devon and George P. Mitchell and Cynthia Woods
Mitchell executed an amended and restated Principal Shareholders Agreement
Containing a Voting Agreement and an Irrevocable Proxy (the "Shareholders
Agreement") and an Investor Rights Agreement (the "Investor Agreement") as an inducement and a condition to Devon's and NewCo's execution of the Merger
Agreement originally entered into on August 13, 2001.

         On October 5, 2001, Devon and Mitchell announced in a news release that the board of directors of each company had approved an amendment to their merger agreement.

         The amended rights agreement, the amended and restated merger agreement, the amended and restated shareholders agreement, the amended and restated investor rights agreement and the October 5, 2001 news release, are filed as Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5, respectively, to this Current
Report on Form 8-K, and the contents of such Exhibits are incorporated by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  99.1     Amended Rights Agreement

                  99.2     Amended and Restated Merger Agreement

                  99.3     Amended and Restated Principal Shareholders Agreement

                  99.4     Amended and Restated Investor Rights Agreement

                  99.5     News release dated October 5, 2001



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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                                 DEVON ENERGY CORPORATION


                                                 By: /s/  Marian J. Moon
                                                    --------------------------
                                                      Marian J. Moon
                                                      Senior Vice President

Date:  October 11, 2001


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                                  EXHIBIT INDEX



EXHIBIT
NUMBER              DESCRIPTION
-------             -----------
  99.1              Amended Rights Agreement

  99.2              Amended and Restated Merger Agreement

  99.3              Amended and Restated Principal Shareholders Agreement

  99.4              Amended and Restated Investor Rights Agreement

  99.5              News release dated October 5, 2001
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